UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2013

AMERICAN EXPRESS COMPANY
(Exact name of registrant as specified in its charter)

New York	1-7657	13-4922250
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

200 Vesey Street, World Financial Center
New York, New York	10285
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 640-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05	Costs Associated with Exit or Disposal Activities

On January 7, 2013, the management of American Express Company (the “Company”) committed to undertake a companywide restructuring plan designed to contain future operating expenses, adapt parts of the business as more customers transact online or through mobile channels, and provide the resources for additional growth initiatives in the U.S. and internationally.  The charges relating to the plan total approximately $400 million pre-tax (approximately $287 million after tax), which the Company recorded in the fourth quarter of 2012. The total charges include approximately $370 million pre-tax (approximately $265 million after tax) in employee severance obligations and other employee-related costs.  The restructuring is expected to result in the elimination of approximately 5,400 jobs in the aggregate. Those reductions are expected to be partly offset by jobs the Company expects to add during the year.  Overall staffing levels by year-end 2013 are expected to be 4 to 6 percent less than the current total of 63,500.

The restructuring plan is expected to be substantially completed by the end of 2013. The Company estimates that substantially all of the costs will result in future cash expenditures.

Item 2.02	Results of Operations and Financial Condition and
Item 7.01	Regulation FD Disclosure

The following information is furnished under Item 2.02 - Results of Operations and Financial Condition and Item 7.01 - Regulation FD Disclosure:

On January 10, 2013, the Company issued a press release announcing, among other things, fourth quarter 2012 earnings.

A copy of the Company’s press release announcing the Company’s fourth quarter 2012 earnings is furnished as Exhibit 99.1 to this Current Report on Form 8−K and is incorporated herein by reference.

Exhibit    Description
99.1	Press release, dated January 10, 2013, of American Express Company announcing fourth quarter 2012 earnings.

Cautionary Note Regarding Forward-Looking Statements

This report includes forward-looking statements, which are subject to risks and uncertainties. Forward-looking statements contain words such as “believe,” “expect,” “estimate,” “anticipate,” “optimistic,” “intend,” “plan,” “aim,” “will,” “may,” “should,” “could,” “would,” “likely” and similar expressions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. The Company undertakes no obligation to update or revise any forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following:

•	adjustments arising in the normal course of completing the Company’s fourth quarter and year-end financial closing process;
•
the possibility of not achieving the expected timing and financial impact of the Company’s restructuring plan and higher than expected employee levels, which could be caused by factors such as the Company’s ability to mitigate the operational and other risks posed by planned staff reductions, the Company’s ability to develop and implement technology resources to realize cost savings, underestimating hiring needs related to some of the job positions being eliminated and other employee needs not currently anticipated, lower than expected attrition rates and higher than expected redeployment rates;

•
the Company’s ability to grow and deliver strong results on average and over time, which will depend on, among other things, the level of consumer and business spending; increasing revenues from the company's credit and charge card, prepaid and other products; identifying and exploiting new opportunities; sustaining pricing in light of regulatory and market pressures; increasing merchant coverage and expanding the Global Network Services business; credit trends; expense management; currency and interest rate fluctuations; and general economic conditions, such as consumer confidence, unemployment, the housing market, the health of state economies and GDP growth;

•
the ability of the Company to maintain and expand its presence in the digital payments space, including online and mobile channels, which will depend on the Company’s success in evolving its business models and processes for the digital environment, building partnerships and executing programs with companies, and utilizing digital capabilities that can be leveraged for future growth;

•
uncertainty relating to the actual growth of operating expenses in 2013 and subsequent years and the ability to hold annual operating expense growth to less than 3 percent for the next two years, which will depend in part on the Company’s ability to achieve the expected benefits of the Company’s restructuring plan, which will be impacted by, among other things, the factors identified above, the Company’s ability to balance the control and management of expenses and the maintenance of competitive service levels for its customers, unanticipated increases in significant categories of operating expenses, such as consulting or professional fees, compliance or regulatory-related costs and technology costs, the payment of monetary damages and penalties, disgorgement and restitution, the Company’s decision to increase or decrease discretionary operating expenses depending on overall business performance, the impact of changes in foreign currency exchange rates on costs and results, and the level of acquisition activity and related expenses;

•
uncertainty in the amount of marketing and promotion expenses relative to the revenues in 2013 and subsequent years, which will depend on (i) factors affecting revenue, such as, among other things, the growth of consumer and business spending on American Express cards, higher travel commissions and fees, the growth of and/or higher yields on the loan portfolio and the development of new revenue opportunities and (ii) the Company’s ability to control and manage marketing and promotion expenses as described below, the availability of opportunities to invest at a higher level due to favorable business results and changes in macroeconomic conditions;

•
the actual amount to be spent by the Company on investments in the business, including on marketing, promotion, rewards and cardmember services and certain operating expenses, as well as the actual amount of resources arising from the restructuring plan the Company decides to invest in growth initiatives, which will be based in part on management’s assessment of competitive opportunities and the Company’s performance and the ability to control and manage operating, infrastructure, advertising, promotion and rewards expenses as business expands or changes, including the changing behavior of cardmembers;

•
the actual amount that the higher ultimate redemption rate ("URR") assumption derived in the fourth quarter will increase cardmember rewards expenses annually in 2013 and subsequent years, which will depend on the terms of the Membership Rewards program, redemption patterns, costs per point redeemed and the level of cardmember spend; and

•
uncertainty relating to the timing and magnitude of a possible charge resulting from the current review of the URR estimation process for the Company’s international Membership Rewards programs, which will depend in part on the demographics and assumptions about the behavior of cardmembers enrolled in the international Membership Rewards programs as compared to the U.S. program and the potential growth of the international Membership Rewards programs.

A further description of these and other risks and uncertainties can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, its Quarterly Reports on Form 10-Q for the three months ended March 31, June 30 and September 30, 2012, and the Company’s other reports filed with the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN EXPRESS COMPANY (REGISTRANT)
By:	/s/ Carol V. Schwartz
Name: Carol V. Schwartz
Title: Secretary

Date:   January 10, 2013

EXHIBIT INDEX

Exhibit	Description
99.1	Press release, dated January 10, 2013, of American Express Company announcing fourth quarter 2012 earnings.